                                                                      EXHIBIT 25

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------

                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
               Check if an Application to Determine Eligibility of
                   a Trustee Pursuant to Section 305(b)(2) ___
             -------------------------------------------------------

                         U.S. BANK NATIONAL ASSOCIATION
               (Exact name of Trustee as specified in its charter)

                                   31-0841368
                       I.R.S. Employer Identification No.

----------------------------------------              ----------------
         601 Second Avenue South                           55402
             Minneapolis, MN
----------------------------------------              ----------------
(Address of principal executive offices)                 (Zip Code)
----------------------------------------              ----------------

                                 Steve Peterson
                         U.S. Bank National Association
                            1555 N. RiverCenter Drive
                               Milwaukee, WI 53212
                                 (414) 905-5010
            (Name, address and telephone number of agent for service)

                        EXTENDICARE HEALTH SERVICES, INC.
               (Exact name of obligor as specified in its charter)

----------------------------------------    ------------------------------------
               Delaware                                 98-0066268
----------------------------------------    ------------------------------------
----------------------------------------    ------------------------------------
   (State or other jurisdiction of          (I.R.S. Employer Identification No.)
    incorporation or organization)
----------------------------------------    ------------------------------------
----------------------------------------    ------------------------------------
       111 West Michigan Street                           53203
           Milwaukee, WI
----------------------------------------    ------------------------------------
(Address of Principal Executive Offices)                (Zip Code)
----------------------------------------    ------------------------------------

                          9 1/2% SENIOR NOTES DUE 2010
                       (Title of the indenture securities)

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



                                    FORM T-1


ITEM 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

             a) Name and address of each examining or supervising authority to which it is subject.
                        Comptroller of the Currency
                        Washington, D.C.

             b)   Whether it is authorized to exercise corporate trust powers.
                        Yes

ITEM 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.
                  None

ITEMS 3-15        Items 3-15 are not applicable because to the best of the
                  Trustee's knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

ITEM 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

             1. A copy of the articles of association of the Trustee now in effect.*

             2. A copy of the certificate of authority of the Trustee to commence business.*

             3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

             4.   A copy of the existing bylaws of the Trustee now in effect.*

             5.   Not applicable.

             6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

             7. Report of Condition of the Trustee as of March 31, 2002, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

             8.   Not applicable.

             9.   Not applicable.


       * Incorporated by reference to Registration Number 333-67188.

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                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Milwaukee, State of Wisconsin on the 25th day of July, 2002.


                                     U.S. BANK NATIONAL ASSOCIATION

                                     By:      /s/ Steven J. Peterson
                                              ----------------------------------
                                              Steven J. Peterson
                                              Trust Officer




By:      /s/ Peter M. Brennan
         --------------------
         Peter M. Brennan
         Assistant Vice President

                                                                       EXHIBIT 6

                                     CONSENT


         In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


Dated:  July 25, 2002


                                    U.S. BANK NATIONAL ASSOCIATION


                                    By:      /s/ Steven J. Peterson
                                             -----------------------------------
                                             Steven J. Peterson
                                             Trust Officer




By:      /s/ Peter M. Brennan
         --- ----------------------------
         Peter M. Brennan
         Assistant Vice President

                                                                       EXHIBIT 7
                         U.S. BANK NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                 AS OF 3/31/2002

                                    ($000'S)

                                                                          3/31/2002
                                                                        ------------
ASSETS
     Cash and Due From Depository Institutions                            $6,610,097
     Federal Reserve Stock                                                         0
     Securities                                                           24,432,814
     Federal Funds                                                         1,509,430
     Loans & Lease Financing Receivables                                 112,081,360
     Fixed Assets                                                          1,414,464
     Intangible Assets                                                     8,269,267
     Other Assets                                                          6,637,699
                                                                        ------------
         TOTAL ASSETS                                                   $160,955,131

LIABILITIES
     Deposits                                                           $107,406,480
     Fed Funds                                                             6,981,749
     Treasury Demand Notes                                                         0
     Trading Liabilities                                                     120,375
     Other Borrowed Money                                                 18,019,329
     Acceptances                                                             185,399
     Subordinated Notes and Debentures                                     5,104,491
     Other Liabilities                                                     3,878,626
                                                                        ------------
     TOTAL LIABILITIES                                                  $141,696,449

EQUITY
     Minority Interest in Subsidiaries                                      $985,901
     Common and Preferred Stock                                               18,200
     Surplus                                                              11,278,504
     Undivided Profits                                                     6,976,077
                                                                        ------------
         TOTAL EQUITY CAPITAL                                            $19,258,682

TOTAL LIABILITIES AND EQUITY CAPITAL                                    $160,955,131


To the best of the undersigned's determination, as of the date hereof, the above financial information is true and correct.

U.S. BANK NATIONAL ASSOCIATION

By:      /s/ Steven  J. Peterson
         --------------------------
         Trust Officer
Date:  July 25, 2002

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